SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 24, 2003

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                                COST-U-LESS, INC.
             (Exact name of registrant as specified in its charter)

          WASHINGTON                      0-24543                91-1615590
(State or other jurisdiction of   (Commission File Number)   (I.R.S. Employer)
incorporation or organization)                               Identification No.)

                             8160 - 304th Avenue SE
                               Building 3, Suite A
                            Preston, Washington 98050

               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (425) 222-5022

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Item 7. Financial Statements and Exhibits.

      (c) Exhibits.

          Exhibit No.    Description
          -----------    ------------------------------------------------------

          99.1           Press release of Cost-U-Less, Inc. dated June 24, 2003

Item 9. Regulation FD Disclosure

      The information furnished under this Item 9 "Regulation FD Disclosure" is intended to be furnished under Item 12 "Results of Operations and Financial Condition". The information in this Current Report on Form 8-K and the exhibit attached hereto shall not be deemed to be filed for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

      On June 24, 2003, Cost-U-Less, Inc. (the "Company") issued a press release announcing that the Company is engaged in preliminary discussions with ASSI, Inc. regarding a potential transaction by which ASSI, Inc. would acquire all outstanding shares of common stock of the Company. A copy of the Press Release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              Cost-U-Less, Inc.


June 25, 2003                                 By: /s/ J. Jeffrey Meder
                                                  ------------------------------
                                                  J. Jeffrey Meder, President


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                                  EXHIBIT INDEX

Exhibit No.           Description
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99.1                  Press release of Cost-U-Less, Inc. dated June 24, 2003


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